January 30, 2009

                           CHURCH CAPITAL VALUE TRUST

                Supplement to the Prospectus dated April 1, 2008

      The Board of Trustees approved a mandatory redemption of all shares of the Church Capital Value Trust (the "Fund") and the termination of the Fund after it was notified by The PNC Financial Services Group, the parent company of the Fund's adviser, that it no longer wishes to continue managing the Fund a result of the Fund's small asset size and increasing regulatory and operating costs borne by the adviser. It is anticipated that all outstanding shares of the Fund will be redeemed and that the Fund will discontinue operations on or about March 25, 2009 ("Closing Date").

      As a result, effective immediately, the Fund shall no longer issue any new shares except in connection with the reinvestment of dividends or distributions by existing shareholders. Shareholders may continue to freely redeem their shares on each business day during the Fund's termination process. As part of this process, the Fund's assets will be invested in cash and, as a result, the Fund will no longer be seeking to achieve its investment objective.

      Shareholders remaining in the Fund as of the Closing Date will receive the net asset value per share for all shares owned on such date and the proceeds (including applicable capital gains, if any) will be mailed to each such shareholder's address of record.


               IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS
               ---------------------------------------------------

      If you are a retirement plan investor, you should consult your tax adviser regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you are the trustee of a qualified retirement plan or the custodian of a 403(b)(7) custodian account (tax-sheltered account) or a Keogh account, you may reinvest the proceeds in any way permitted by its governing instrument. Please consult your personal tax consultant for any questions regarding your investment, including the consequences of the mandatory redemption of your shares of the Fund.

    If you have any questions regarding the Fund, please call 1-877-742-8061.


          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
          ------------------------------------------------------------